UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2005

ACCENTURE LTD

(Exact name of Registrant as specified in its charter)

Bermuda	001-16565	98-0341111
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court
22 Victoria Street
Hamilton HM12, Bermuda
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 296-8262

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 7, 2005, Accenture issued a press release, announcing financial results for its second fiscal quarter ended February 28, 2005.

A copy of the press release is attached hereto as Exhibit 99.1. All information in the press release is furnished but not filed.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCENTURE LTD

Date: April 7, 2005

	By:	/s/ Douglas G. Scrivner

	Name:	Douglas G. Scrivner
	Title:	General Counsel and Secretary